Exhibit 23.02
                                                                          1 of 3


                          INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Shareholders
United States Filter Corporation:

      We consent to the use of our report incorporated by reference herein and the reference to our firm under the heading "Independent Certified Public Accountants" in the Prospectus.

                                          /s/  KPMG Peat Marwick LLP
                                                KPMG Peat Marwick LLP

Orange County, California
March 21, 1997

                                                                   Exhibit 23.02
                                                                          2 of 3


                          INDEPENDENT AUDITORS' CONSENT


To the Board of Directors and Shareholders
United States Filter Corporation:

      We consent to the use of our report incorporated by reference herein and the reference to our firm under the heading "Independent Certified Public Accountants" in the Prospectus.

                                          /s/  KPMG Peat Marwick LLP
                                                KPMG Peat Marwick LLP

Chicago, Illinois
March 21, 1997

                                                                   Exhibit 23.02
                                                                          3 of 3


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS


To the Board of Directors and Shareholders
United Utilities PLC



We consent to the use of our report dated 16 October 1996 relating to the aggregated financial statements of the United Utilities PLC Process Division as of 31 March 1996 and 1995 and for each of the years in the two year period ended 31 March 1996 and the reference to our firm under the heading "Independent Certified Public Accountants" in the prospectus to be dated 24 March 1997.



/s/ KPMG Audit Plc
    KPMG Audit Plc
    Chartered Accountants                                           Manchester
    Registered Auditors                                          24 March 1997